Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2441

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2025-4

Supplement to the Prospectus

As a result of a previously announced spinoff, your Portfolio received one share of Qnity Electronics Inc. for every two shares of DuPont de Nemours, Inc. held as of the close of business on October 22, 2025, the record date. Following the completion of this spinoff, your Portfolio now holds, and will continue to purchase, shares of both DuPont de Nemours, Inc. and Qnity Electronics Inc.

Supplement Dated: November 4, 2025